UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 26, 2002
                                                 -------------------------------


                              INTERMOST CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Utah                    0-30430                  87-0418721
----------------------------    ----------------       -------------------------
(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                file number)            Identification Number)


                43 Floor, 3005 Renmin Rd.(South), Shenfang Plaza
                             Shenzhen, China 518005
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               (Address of principal executive offices)(Zip Code)


                                 86 755 220 1941
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              (Registrant's telephone number, including area code)



         (Former name and former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant


         (a)  On  January  26,  2002,  Intermost   Corporation  (the  "Company")
dismissed Blackman Kallick Bartelstein LLP ("BKB") as the Company's independent accountant.

         BKB was engaged as the Company's independent accountant in September 2001 and provided audit services for the fiscal year ended June 30, 2001.

         The decision to change accountants was recommended and approved by the board of directors of the Company.

         BKB's audit report on the financial statements of the Company as of June 30, 2001 and for the year ended June 30, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's most recent fiscal year and any subsequent interim period preceding the dismissal of BKB, there were no disagreements with BKB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of BKB, would have caused BKB to make reference to the subject matter of the disagreement(s) in connection with its report.

         During the Company's most recent fiscal year and any subsequent interim period preceding the dismissal of BKB, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-B.

         (b) On January 26, 2002, the Company engaged Moores Rowland as its new independent accountants. Prior to the engagement of Moores Rowland, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Moores Rowland regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Moores Rowland.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits


     Exhibit No.                Description

       16.1                Letter from Blackman Kallick Bartelstein, LLP re:
                           change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       INTERMOST CORPORATION

Dated: February 4, 2002
                                                     By:/s/ Andy Lin
                                                        -----------------------
                                                           Andy Lin
                                                           President